American Funds Insurance Series®
Statement of Additional Information Supplement
November 23, 2011
(for statement of additional information dated May 1, 2011)

The next-to-last sentence of the fourth paragraph in the “Price of shares” section of the statement of additional information is deleted and replaced with the following sentence:

The pricing vendors base bond prices on, among other things, valuation matrices which may incorporate dealer-supplied valuations, electronic data processing techniques and an evaluation of the yield curve.

Keep this Supplement with your statement of additional information.